Supplement, dated February 1, 1996, to the prospectus, dated May 1, 1995, of Seligman Growth Fund, Inc. (the "Fund")

Net Asset Value Sales. The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, J. & W. Seligman & Co. Incorporated (the "Manager") and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. Sales of the Fund may be made at net asset value to "eligible employee benefit plans" (as defined in the Fund's prospectus under "Special Programs") of employers who have at least (i) $1 million invested in the Seligman Group of Mutual Funds or (ii) 50 employees to whom such plan is made available. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Referral Fee. Seligman Financial Services, Inc. shall pay broker/dealers, from its own resources, an additional fee on assets of certain Class A shares of the Seligman Mutual Funds, including the Fund, participating in an eligible employee benefit plan that are attributable to the particular broker/dealer. The shares eligible for the fee are those which meet the eligibility standards for net asset value sales, as set forth above. The fee, which is paid monthly, is a percentage of the average daily net asset value of eligible shares based on the length of time the shares have been invested in a Seligman Fund, as follows: for shares held up to 1 year, .50% per annum; for shares held more than 1 year up to 2 years, .25% per annum; for shares held from 2 years up to 5 years, .10% per annum; and nothing thereafter.

     Portfolio Manager. Loris D. Muzzatti, who heads the Seligman Growth Team, has assumed the responsibility as Portfolio Manager of the Fund. Mr. Muzzatti joined the Manager in 1985 and has been a Managing Director since January 1991. He has been Vice President of Seligman Capital Fund since October 1987 and Portfolio Manager of Seligman Capital Fund since December 1988. Mr. Muzzatti is also Vice President of Seligman Portfolios, Inc. ("SPI") and Portfolio Manager of SPI's Seligman Capital Portfolio.

EQGR1A-2/96